                                                                    Exhibit 10.9

                               SECURITY AGREEMENT
                      (GREENHILL FUND MANAGEMENT CO., LLC)
           (CONTRACT RIGHTS, ACCOUNTS RECEIVABLE, GENERAL INTANGIBLES)

     THIS SECURITY AGREEMENT ("Agreement"), dated as of December 31, 2003 is entered into between GREENHILL FUND MANAGEMENT CO., LLC, a Delaware limited liability company (hereinafter called "Pledgor"), whose sole place of business is at the address set forth in Section 1.17 below, and FIRST REPUBLIC BANK as further defined below.

                                    RECITALS

     A.   Concurrent herewith First Republic Bank is entering into a Loan
Agreement (Line of Credit) ("Loan Agreement") of even date herewith with
Greenhill & Co. Holdings LLC, a New York limited liability company ("Debtor").

     B.   Pledgor shall benefit from the Loan Agreement in that the Loan
Agreement shall provide funds to Debtor which shall ultimately benefit Pledgor.

     C.   Pledgor currently provides, and shall provide, management services to various entities (collectively "Greenhill Funds") including without limitation the entities identified in Exhibit A. Such services are provided pursuant to the
Management Agreement among the Pledgor and the Greenhill Funds dated June 30,
2000 ("Management Agreement").

     NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

1.   DEFINITIONS. For the purposes of this Agreement, the following terms shall have the definitions set forth below. Capitalized terms used but not defined herein shall have the meaning given them in the Loan Agreement.

     1.1  ACCOUNTING TERMS. All accounting terms and computations shall be based upon generally accepted accounting principles consistently applied.

     1.2  AGREEMENT. The term "this Agreement" means this Security Agreement, any concurrent or subsequent rider to this Security Agreement and any extensions, supplements, amendments or modifications to this Security Agreement and/or to any such rider.

     1.3  BANK.  The term "Bank" shall mean and refer to FIRST REPUBLIC BANK, a
California banking corporation, with a place of business located at 111 Pine
Street, San Francisco, CA 94111.

     1.4  BANK EXPENSES. The term "Bank Expenses" means: all reasonable costs and expenses incurred by Bank in connection with this Agreement, the Loan
Agreement, any other Loan Document or the transactions contemplated hereby, including, without limitation, (i) all costs or expenses required to be paid by
Pledgor under this Agreement which are paid or advanced by Bank; (ii) all costs or expenses required to be paid by Pledgor under this Agreement

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which are paid or advanced by Bank; (iii) taxes of every nature and kind of
Pledgor paid by Bank; (iv) reasonable filing or recording paid or incurred by
Bank in connection with Bank's transactions in connection with any Loan
Document; (v) all reasonable costs and expenses incurred by Bank in collecting or realizing upon the Collateral (with or without suit), to correct any default or enforce any provision of this Agreement, costs and expenses of suit incurred by Bank in enforcing or defending this Agreement or any portion hereof; and (vi)
all reasonable attorneys' fees and expenses incurred by Bank as set forth in
Section 13.3 below in connection with this Agreement, the Loan Agreement, or with any other Loan Document.

     1.5  CODE. The term "the Code" means the California Uniform Commercial
Code, as presently in force and effect and any replacements therefore as and when such replacements become effective, and any and all terms used in this
Agreement which are defined in the Code and not specifically defined herein shall be construed and defined in accordance with the meaning and definition ascribed to such terms under the Code.

     1.6  COLLATERAL. The term "Collateral" means and includes the assets identified in Exhibit A.

     1.7  DEBTOR. The term "Debtor" shall mean and refer to Greenhill & Co.
Holdings LLC a New York limited liability company whose address is 300 Park
Avenue, New York, New York 10022.

     1.8  EVENT OF DEFAULT. The term "Event of Default" shall have the meaning set forth in Section 6 of this Agreement.

     1.9  GOVERNMENTAL REQUIREMENTS. "Governmental Requirements" means all existing and future federal, state and local laws, rules, regulations or orders applicable to the Pledgor, its assets, the Management Agreements, its business and the Collateral.

     1.10 GREENHILL FUNDS. The term Greenhill Funds shall have the meaning specified in Recital C above.

     1.11 INSOLVENCY PROCEEDING. The term "Insolvency Proceeding" means any proceeding commenced by or against any person or entity, including Debtor or
Pledgor, under any provision of the United States Bankruptcy Code, as amended, or under any other bankruptcy or insolvency law, including, but not limited to, assignments for the benefit of creditors, formal or informal moratoriums, compositions or extensions with some or all creditors.

     1.12 JUDICIAL OFFICER OR ASSIGNEE. The term "Judicial Officer or Assignee"
means any trustee, receiver, controller, custodian, assignee for the benefit of creditors or any other person or entity having powers or duties like or similar to the powers and duties of a trustee, receiver, controller, or assignee for the benefit of creditors.

     1.13 LOAN DOCUMENTS. The term "Loan Documents" means the Loan Agreement, this Agreement and any other document executed in connection therewith and any amendment, modification or restatement thereof.

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     1.14 MANAGEMENT AGREEMENT. The term "Management Agreement" shall have the meaning specified in Recital C above.

     1.15 MANAGEMENT FEES. The term "Management Fees" shall have the meaning specified in Exhibit A attached hereto.

     1.16 OBLIGATIONS. The term "Obligations" means any and all obligations, loans, advances, overdrafts, debts, liabilities, covenants, promises and duties owing to Bank (of any kind and description) under or in connection with or arising from the Loan Agreement, this Agreement and/or any other Loan Document, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and including, without limitation, all interest not paid when due and all Bank Expenses.

     1.17 PLEDGOR. The term "Pledgor" shall mean and refer to Greenhill Fund
Management Co., LLC whose address is 300 Park Ave., New York, NY 10022.

     1.18 PLEDGOR'S BOOKS. The term "Pledgor's Books" means all of Pledgor's minute books; ledgers; books and records indicating, summarizing or evidencing
Pledgor's assets, liabilities, the Collateral, and all information relating thereto; and all computer programs, disc or tape files, printouts, runs, and other computer prepared information and the equipment containing such information.

     1.19 PROCEEDS. The term "Proceeds" means whatever is received from the sale, lease, exchange, collection or other disposition of Collateral or proceeds, including, without limitation, proceeds of insurance covering
Collateral, and any and all accounts, notes, instruments, chattel paper, equipment, money, deposit accounts, goods, or other tangible and intangible property of Pledgor resulting from the sale or other disposition of the
Collateral, and the proceeds thereof.

2.   SECURITY INTEREST.

     2.1  SECURITY INTEREST.

          (a) Pledgor hereby grants to Bank a continuing security interest in all presently existing and hereafter acquired or arising Collateral in order to secure prompt repayment and performance of all Obligations. Bank's security interest in the Collateral shall attach to the Collateral without further act on the part of Bank or Pledgor.

          (b) Such security interest constitutes a valid, first priority security interest in the presently existing Collateral and will constitute a valid, first priority security interest in Collateral acquired after the date hereof.

     2.2  SECURITY DOCUMENTS; ATTORNEY-IN-FACT FOR PERFECTION.

          (a) Bank may file all financing statements and continuation statements as it may deem appropriate to perfect and maintain perfected Bank's security interest.

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          (b) Pledgor shall execute and deliver, or cause to be executed and delivered, to Bank at any time, or times, at the request of Bank, all documents which Bank may reasonably request, in form satisfactory to Bank, to perfect and maintain perfected Bank's security interests in the Collateral and in order to fully consummate all of the transactions contemplated under this Agreement.

          (c) Pledgor hereby irrevocably makes, constitutes and appoints Bank
(and any of Bank's officers, employees or agents designated by Bank) to act on
Bank's behalf as Pledgor's true and lawful attorney with power to sign the name of Pledgor on any documents which need to be executed, recorded, and/or filed in order to perfect or continue perfection of Bank's security interest in the
Collateral.

          (d) The appointment of Bank as Pledgor's attorney, and each and every one of Bank's rights and powers, are coupled with an interest and, are irrevocable so long as any Obligations remain unpaid or unperformed.

3.   REPRESENTATIONS AND WARRANTIES. In order to induce Bank to enter into this
Agreement and to make the loans contemplated hereby, Pledgor warrants, represents and agrees that, until all Obligations are fully paid and performed:

     3.1  TITLE TO ASSETS. Pledgor has and at all times will have good, marketable and indefeasible title to the Collateral; the Collateral is and at all times shall remain free and clear of all liens, claims, encumbrances, or other security interests (except as held by Bank or as may be consented to, in writing, by Bank).

     3.2  AUTHORIZATION AND ENFORCEABILITY.

          (a) This Agreement has been duly authorized by all necessary limited liability company action, and upon its execution and delivery in accordance with the provisions hereof will constitute a legal, valid and binding agreement and obligation of Pledgor enforceable in accordance with its terms.

          (b) Pledgor has the authority to, and is able to, grant the security interest in the Collateral without the consent or approval of the Greenhill
Funds or any third party or agency. The execution and delivery of this Agreement shall create a valid lien on the Collateral subject to the attachment provisions of the Code.

     3.3  MANAGEMENT AGREEMENT. A true and correct copy of the Management
Agreement has been provided to Bank by Pledgor and as of the date hereof the
Management Agreement is in full force and effect.

     3.4  NO VIOLATION. The execution, delivery and performance by Pledgor of this Agreement and the granting of the liens as provided herein shall not: (a)
violate any law or regulation by which Pledgor is bound, (b) constitute a breach of any provision contained in the Articles of Incorporation, Bylaws, Articles of
Organization, operating agreement or other organization papers of Pledgor, or
(c) constitute an event of default under any agreement to which Pledgor is now or hereafter becomes a party or by which Pledgor may be bound.

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     3.5  NO OFFSETS. All Management Fees are (and shall be) unconditionally owed to Pledgor and shall not be subject to any offset, deduction, contra, rebate, commissions, defense or counterclaim except for such discounts Pledgor commonly provides in the ordinary course of its business as presently conducted.

     3.6  LIEN PRIORITY. The liens and security interests of Bank in the
Collateral are and shall remain a first priority lien and encumbrance.

     3.7  NO DEFAULTS. There is no event which is or, with notice or lapse of time or both, would be an Event of Default.

     3.8  ADEQUATE CONSIDERATION. Pledgor in entering into this Agreement and the transaction contemplated by the Loan Documents is receiving consideration having a value reasonably equivalent to this obligations being incurred hereunder.

     3.9  SOLVENCY. Upon completion of the transaction contemplated by the Loan
Documents, Pledgor shall be solvent and able to pay its debts (including trade debts) as they mature.

     3.10 REPRESENTATIONS AND WARRANTIES CUMULATIVE. Each warranty, representation and agreement contained in this Agreement shall be true and correct at the time of execution of this Agreement by Pledgor and shall constitute continuing representations and warranties as long as any of the
Obligations remain unpaid or unperformed, and shall be conclusively presumed to have been relied on by Bank regardless of any investigation made or information possessed by Bank. The warranties, representations and agreements set forth herein shall be cumulative and in addition to any and all other warranties, representations and agreements which Pledgor shall give, or cause to be given, to Bank, either now or hereafter.

4.   NEGATIVE COVENANTS. Pledgor will not, without Bank's prior written consent, during the term hereof and so long as any Obligation remains unpaid or unperformed:

     4.1  LIENS AND ENCUMBRANCES. Grant a security interest in or permit a lien, claim or encumbrance upon all or any portion of Pledgor's assets or the
Collateral, except in favor of Bank.

     4.2  MANAGEMENT FEES. Discount or sell or transfer any of the Management
Fees or any other item of Collateral except (i) to Bank, or (ii) such discounts as are customarily provided for prompt payment.

     4.3  MANAGEMENT AGREEMENT. Make any material modifications to the
Management Agreement without the written consent of Bank in advance, which consent will not be unreasonably withheld.

5.   AFFIRMATIVE COVENANTS. Pledgor hereby covenants and agrees that during the term hereof and until all Obligations are fully paid and performed:

                                      -5-

     5.1  DOCUMENTS. Pledgor shall provide to Bank the following written documents within the time periods specified:

          (a) Upon demand by Bank, Pledgor will deliver to Bank true and correct and complete copies of all written Management Agreements, and all similar documents, to which Pledgor is a party and to which Pledgor becomes a party hereafter during the term of this Agreement.

     5.2  REIMBURSEMENTS. Immediately upon demand Pledgor shall reimburse Bank for all sums expended by Bank which constitute Bank Expenses and Pledgor hereby authorizes and approves all advances and payments by Bank for items constituting
Bank Expenses.

     5.3  STATUTES. To the extent that the Code is superceded by another statute, Pledgor shall take such action as is reasonably requested by Bank to enforce, perfect, protect, implement, continue, maintain and preserve Bank's right hereunder and under the other Loan Documents and the priority of the
Bank's lien.

     5.4  COMPLIANCE. Pledgor shall comply with any and all Governmental
Requirements which relate to the Collateral or the Management Agreement, except to the extent such non compliance would not have a material adverse effect on
Pledgor or on the Collateral.

     5.5  LIEN FREE. Pledgor shall keep all Collateral, including without limitation, the Management Agreements, free and clear of all security interests, liens and encumbrances, except for liens expressly permitted by Bank in writing.

     5.6  RECORDS. Pledgor shall keep accurate and complete books and records pertaining to the Collateral and submit to Bank such periodic reports concerning the Collateral and Pledgor's business as Bank may from time to time reasonably request.

     5.7  REPORTS. Upon Bank's request, Pledgor shall deliver to Bank such reports and information available to Pledgor's management concerning the
Collateral and Pledgor's business and affairs as Bank may reasonably request.
Such reports shall be in such form, for such periods, contain such information, and shall be rendered with such frequency as Bank may reasonably designate, but in no case more frequently than every calendar quarter end. All reports and information provided to Bank by Pledgor shall be complete and accurate in all material respects at the time provided.

     5.8  FURTHER ASSURANCES. At any time and from time to time Pledgor shall execute and deliver such further instruments and take such further action as may reasonably be requested by Bank to effect the purposes of this Agreement.

6.   EVENTS OF DEFAULT. The occurrence of any one or more of the following events shall constitute an Event of Default under this Agreement at the option of Bank:

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     6.1  FAILURE TO MAKE PAYMENT. Pledgor fails to make any deposit or payment of funds as and when required by this Agreement and such failure is not cured within five (5) Business Days.

     6.2  BREACH. Pledgor breaches any covenant representation or warranty contained in this Agreement and such failure continues beyond the grace period, if any, expressly applicable thereto.

     6.3  CROSS-DEFAULT. The occurrence of an Event of Default under the Loan
Agreement, or any other Loan Document; or Debtor or Pledgor breaches any covenant, warranty, or representation contained in the Loan Agreement, or in any of the Loan Documents and which failure of performance continues beyond the grace period, if any, specified therein.

     6.4  LIEN PRIORITY. Bank shall cease to have a valid and perfected first priority lien upon any of the Collateral.

     6.5  MATERIAL IMPAIRMENT. If there is a material impairment (except as otherwise permitted in this Section 6) of the value of the Collateral or the priority of Bank's security interests therein and Pledgor does not cure such impairment within ten (10) days of notice.

     6.6  LEVY OR SEIZURE OF ASSETS. If all or any item of Collateral is attached, levied upon, seized, subjected to a writ or distress warrant, or are levied upon, or come into the possession of any Judicial Officer or Assignee.

     6.7  VOLUNTARY INSOLVENCY. If an Insolvency Proceeding is commenced by
Pledgor.

     6.8 INVOLUNTARY INSOLVENCY. If an Insolvency Proceeding is commenced against Pledgor and not dismissed within sixty (60) days.

     6.9  MISREPRESENTATIONS. If any misrepresentation exists in any warranty or representation made to Bank by Pledgor or any officer, director, member, manager, executive committee member of Pledgor.

     6.10 ADDITIONAL DEFAULTS. If an event occurs which with the passage of time would constitute an Event of Default.

     6.11 ADVERSE ACTION. If any governmental regulatory authority takes or institutes action which, in the opinion of Bank, will have a material adverse effect on any item of Collateral.

     6.12 CHANGE OF OWNERSHIP. If the current members of Pledgor cease to own at least seventy-five percent (75%) of the beneficial interest in Pledgor in aggregate without Bank's prior written consent; which should not be unreasonably, or if the directors, executive committee members, managers, or members of Pledgor take action to effect Pledgor's dissolution or liquidation.

                                      -7-

7.   BANK'S RIGHTS AND REMEDIES. If an Event of Default shall have occurred and not been cured or waived in accordance with the terms hereof, Bank shall have the following rights and powers and may, at its option, without notice of its election and without demand, do any one or more of the following, all of which are authorized by Pledgor.

     7.1  UCC RIGHTS. Bank shall have all of the rights and remedies of a secured party under the Code and under all other applicable laws.

     7.2  ACCELERATION. Bank may declare any or all of the Obligations to be immediately due and payable.

     7.3  EXTENSIONS OF CREDIT. Bank may discontinue advancing money or extending credit to or for the benefit of any person or entity in connection with any Loan or under any other document or agreement between Bank and any person or entity.

     7.4  PROTECTION OF COLLATERAL. Without notice to or demand upon Pledgor,
Bank may make such payments and do such acts as Bank considers necessary or reasonable to protect its security interest in the Collateral to pay, purchase, contest or compromise any encumbrance, charge or lien which in the opinion of
Bank appears to be prior or superior to Bank's security interest and to pay all expenses incurred in connection therewith.

     7.5  RIGHTS TO PAYMENT. With respect to any items of Collateral, and without limiting Bank's rights under Section 7.1 above, Bank may, to the extent
Pledgor would have the right to take the following action under the applicable documents:

          (a) In Bank's or Pledgor's name, demand, collect, receive and give receipts for any and all money and other property due or to become due in connection with the Management Agreements, including without limitation a demand on the other parties to the Management Agreements for payment of amounts arising thereunder;

          (b) Take possession of and endorse and collect any or all notes, checks, drafts, money orders, or other instruments of payment relating to the
Collateral (including payments made under or with respect to any policy of insurance); and

          (c) File any claim and take any other action in any court of law or equity which Bank determines to be appropriate for the purpose of collecting any or all of the Collateral; provided, however, that Bank shall not be obligated in any manner to make any demand or to make any inquiry as to the nature or sufficiency of any payment received by it, or to present or file any claim or take any action to collect or enforce the payment of any or all of the
Collateral.

     7.6  POSSESSION OF COLLATERAL. Bank, without a breach of the peace, may enter any of the premises of Pledgor and search for, take possession of, remove, keep or store any item of the Collateral which is capable of such possession. If
Bank, at its option, seeks to take possession of any or all of the Collateral by court process, Pledgor irrevocably and unconditionally agrees that a receiver may be appointed by a court for such purpose without regard to the adequacy of the security for the Obligations and such receiver may, at Bank's option, collect or dispose of all

                                      -8-

or part of the Collateral. If Bank seeks possession of any or all of the
Collateral by court process, Pledgor irrevocably waives: (a) any bond and any surety or security relating thereto required by any statute, court rule or otherwise as an incident or condition to such possession; (b) any demand for possession prior to the commencement of any suit or action to recover possession; and (c) any requirement that Bank retain possession of and not dispose of such Collateral until after trial or final judgment.

     7.7  JUDICIAL ACTION. Bank may reduce its claims for breach of any of the
Obligations to judgment and foreclose or otherwise enforce its security interest in any or all of the Collateral by any available judicial procedure. If Bank has reduced its claims for breach of any of the obligations to judgment, the lien of any levy which may be made on any or all of the Collateral by virtue of any execution based upon such judgment shall relate back to the date of Bank's perfection of its security interest in such Collateral.

     7.8  DISCHARGE CLAIMS. Bank may discharge claims, demands, liens, security interests, encumbrances and taxes affecting any or all of the Collateral and take such other actions as Bank determines to be necessary or appropriate to protect the Collateral and Bank's security interest therein. Bank, without releasing Pledgor or any other party from any of the Obligations, may, but shall not be required to, perform any of the Obligations in such manner and to such extent as Bank determines to be necessary or appropriate to protect the
Collateral and Bank's security interest therein.

     7.9  PROCEEDS OF COLLATERAL. The proceeds of any sale or disposition or collection of the Collateral by Bank shall be applied in the following order of priority:

          (a) First, proceeds shall be applied to all liabilities, obligations, costs, and expenses, including reasonable attorneys' fees and costs, incurred by
Bank in exercising any of its rights or remedies under this Agreement, including the costs and expenses of retaking, holding, and selling any or all of the
Collateral and the costs and expenses of enforcing and collecting upon the
Collateral;

          (b) Second, proceeds shall be applied to the payment of the
Obligations which are then due and payable, in such order and amounts as Bank may determine in its discretion;

          (c) If any Obligations are not then due and payable and if Bank may not collect such Obligations under the Loan Agreement, Bank may continue to hold all remaining proceeds in a collateral account until such Obligations have been performed. If a default occurs in connection such Obligations or if the Bank is otherwise entitled to collect such obligations, Bank may then apply the remaining proceeds to such obligations at that time.

          (d) Thereafter proceeds shall be applied, to (i) the satisfaction of indebtedness secured by any subordinate security interest in the Collateral if written demand therefor is received by Bank before distribution of any such proceeds; and (ii) to the satisfaction of any subordinate attachment lien or execution lien if notice of the levy of attachment or execution is received by
Bank before distribution of any such proceeds. If requested by Bank, the holder of a subordinate security interest in the Collateral shall furnish Bank with proof of its interest in the

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Collateral acceptable to Bank, and unless such holder does so, Bank shall have no obligation to comply with such holder's demand; and

          (e) The surplus, if any, shall be paid to Pledgor unless there is a junior lienholder which is entitled to such surplus.

     7.10 REMEDIES CUMULATIVE. The remedies of Bank, as provided herein, shall be cumulative and concurrent, and may be pursued singularly, successively or together, at the sole discretion of Bank, and may be exercised as often as occasion therefor shall arise. No act of omission or commission by Bank, including specifically any failure to exercise any right, remedy or recourse, shall be deemed to be a waiver or release of the same, such waiver or release to be effected only through a written document executed by Bank and then only to the extent specifically recited therein. A waiver or release with reference to any one event shall not be construed as continuing, as a bar to, or as a waiver or release of, any subsequent right, remedy or recourse as to a subsequent event.

8.   LIABILITY FOR DEFICIENCY. Any party which is liable for any of the
Obligations shall at all times remain liable for any deficiency remaining on the
Obligations for which such party is liable after any disposition of any or all of the Collateral and after Bank's application of any proceeds to the
Obligations.

9.   POWER OF ATTORNEY RE ENFORCEMENT. Pledgor hereby irrevocably appoints Bank, with full power of substitution, as Pledgor's attorney-in-fact, coupled with an interest, with full power, in Bank's own name or in the name of Pledgor to do any or all of the following at any time after the occurrence, and during the continuance, of any Event of Default:

          (a) Endorse any checks, drafts, money orders, notes, and other instruments or documents representing or evidencing the Collateral, or proceeds of the Collateral;

          (b) Pay or discharge claims, demands, liens, security interests, encumbrances, or taxes affecting or threatened against any or all of the
Collateral;

          (c) Collect or receive payment on all Collateral;

          (d) Settle and adjust, and give releases of, any insurance claim that relates to any of the Collateral, obtain payment of claim, and make all determinations and decisions with respect to any such policy of insurance, and endorse Pledgor's name on any check, draft, instrument or other item of payment or the proceeds of such policies of insurance;

          (e) Instruct any accountant or other third person having custody or control of any books or records belonging or relating to the Collateral to give
Bank full rights of access with respect thereto;

          (f) Execute on behalf of Pledgor any document exercising, transferring or assigning any option to purchase, sell or otherwise dispose of or to lease, as lessor or lessee, any real or personal property which constitutes Collateral;

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          (g) Sell, transfer, pledge, make any agreement with respect to, or otherwise deal with any of the Collateral as though Bank were the owner thereof for all purposes.

10.  AUTHORIZATION. Pledgor hereby authorizes Bank, without notice or demand and without affecting its liability hereunder, and without consent of Pledgor, from time to time to:

          (a) Assign this Security Agreement;

          (b) Take and hold additional security for the payment of the Loan with the consent of the party providing such security; and

          (c) Accept guarantors for the payment of the Obligations.

11.  WAIVERS.

     11.1 APPLICATION OF PAYMENTS OR PROCEEDS. Pledgor waives the right to direct the application of any and all payments received by Bank on the Loan and all collections at any time or times hereafter received by Bank on account of any Collateral. Pledgor agrees that Bank shall have the continuing exclusive right to apply and reapply such payments or collections to the Obligations in any manner as Bank may deem advisable.

     11.2 ENFORCEMENT. Pledgor hereby waives any right to require Bank (i) to proceed against any person, (ii) to exhaust any Collateral, or (iii) to pursue any remedy in Bank's power in any order or whatsoever. Bank shall not be required to take any action to preserve rights against prior parties with respect to any of the Collateral. Pledgor waives the right to plead any statute of limitations or any defense to the personal liability of Pledgor as a defense to Bank's exercise of any right or remedy hereunder.

     11.3 SUBROGATION. To the extent Pledgor has any rights of subrogation, until the Obligations has been paid or otherwise discharged in full, Pledgor does hereby waive all rights of subrogation and any right to enforce any remedy which Bank now has, or may have, and Pledgor does hereby waive any benefit of, and any right to participate in, any security now or hereafter held by Bank.
Pledgor hereby waives any defense it may have now or in the future based on any election of remedies by Bank which destroys Pledgor's subrogation rights to proceed against any party for reimbursement, and Pledgor acknowledges that it will be liable to Bank even though Pledgor may well have no such recourse against said party.

     11.4 SURETYSHIP DEFENSES. Pledgor hereby waives any and all suretyship defenses now or hereafter available to it under the California Civil Code or the
California Uniform Commercial Code.

     11.5 GENERAL WAIVERS. Without limiting the generality of any other waiver or other provision of this Agreement, Pledgor hereby waives, to the maximum extent such waiver is permitted by law, any and all benefits or defenses arising directly or indirectly under any one or more of: (I) California Civil Code
Sections 2799, 2808, 2809, 2810, 2815, 2819, 2820, 2821, 2822, 2838, 2839, 2845,
2846, 2847, 2848, 2849, 2850, 2899, and 3433; (ii) Chapter 2 of Title

                                      -11-

14 of the California Civil Code; (iii) California Code of Civil Procedure
Sections 580a, 580b, 580c, 580d, and 726; or (iv) California Uniform Commercial
Code 3605.

     11.6 NO MARSHALLING. Bank shall not be obligated to marshal its collateral.
Pledgor hereby waives any right it might have to compel Bank to marshal its collateral.

     11.7 NOTICES OF DEMAND, ETC. Pledgor waives demand, protest, notice of protest, maturity, release, compromise, settlement, extension or renewal of any or all commercial paper, accounts, documents, instruments, chattel paper, and guaranties at any time held by Bank on which Pledgor may in any way be liable.

     11.8 CONFIDENTIALITY OF ACCOUNTING. Pledgor waives the right to assert a confidential relationship, if any, Pledgor may have with any accounting firm and/or service bureau in connection with any information requested by Bank pursuant to or in accordance with this Agreement, and agrees that Bank may contact directly any such accounting firm and/or service bureau in order to obtain such information.

12.  ACTIONS. Bank shall have the right, but not the obligation, to commence, appear in, or defend any action or proceeding which affects or which Bank determines may affect (a) the Collateral; (b) Pledgor's or Bank's rights or obligations under this Agreement; or (c) Pledgor's or Bank's rights under the other Loan Agreement. Whether or not Pledgor is in default under the Loan
Agreement, Bank shall at all times have the right to take any and all actions which Bank in its good faith business judgment determines to be necessary or appropriate to protect Bank's interest in connection with the Loan.

13.  MISCELLANEOUS.

     13.1 NOTICES. Any notice, demand or request required hereunder shall be given in writing (at the addresses set forth below) by any of the following means: (a) personal service; (b) electronic communication, whether by telex, telegram or telecopying; (c) overnight courier; or (d) registered or certified, first class U.S. mail, return receipt requested.

To Pledgor:                                    To Bank:

Greenhill Fund Management Co., LLC             First Republic Bank
300 Park Avenue                                111 Pine Street
New York, NY 10022                             San Francisco, CA  94111
Attn:  Hal Rodriguez                           Attn:   Edward J. Dobranski, Esq.
Fax No.:  (212) 389-1716                               General Counsel
                                               Fax No.:  415-392-1413

Such addresses may be changed by notice to the other parties given in the same manner as above provided. Any notice, demand or request sent pursuant to either subsections (a) or (b), above, shall be deemed received upon such personal service or upon dispatch by electronic means. Any notice, demand or request sent pursuant to subsection (c), above, shall be deemed received on the business day immediately following deposit with the overnight courier, and, if sent pursuant to

                                      -12-

subsection (d), above, shall be deemed received forty-eight (48) hours following deposit into the U.S. mail.

     13.2 CHOICE OF LAW. The validity of this Agreement, its construction, interpretation and enforcement, and the rights of the parties hereunder and concerning the Collateral, shall he determined under, governed by and construed in accordance with the laws of the State of California. The parties agree that all actions or proceedings arising in connection with this Agreement shall be tried and litigated only in the state courts located in the County of San
Francisco, State of California, or the federal courts located in the Northern
District of California. Pledgor waives any right Pledgor may have to assert the doctrine of forum non conveniens or to object to such venue and hereby consents to any court-ordered relief.

     13.3 ATTORNEYS' FEES. Upon Bank's demand, Pledgor shall reimburse Bank for all costs and expenses, including without limitation reasonable attorneys' fees costs and disbursements (and fees and disbursements of Bank's in-house counsel)
(collectively the "Fees and Costs") expended or incurred by Bank in any arbitration, mediation, judicial reference, legal action, legal proceeding or otherwise in connection with (a) the amendment, interpretation and enforcement of this Agreement, including, without limitation, fees and costs incurred in connection with any workout, attempted workout, and/or in connection with the rendering of legal advice as to Bank's rights, remedies and obligations under this Agreement, (b) collecting any sum which becomes due Bank under this
Agreement, (c) any proceeding, or any appeal, or (d) the protection, preservation of enforcement of any rights of Bank under this Agreement. Fees and
Costs shall include, without limitation, attorneys fees and costs incurred in connection with the following: (1) contempt proceedings; (2) discovery; (3) any motion, adversary proceeding, contested matter, confirmation or opposition to plan of reorganization or any other activity of any kind in connection with a bankruptcy case or relating to any petition under Title 11 of the United States
Code; (4) garnishment, levy, and debtor and third party examinations; and (5)
postjudgment motions and proceedings of any kind, including without limitation any activity taken to collection or enforce any judgment.

     13.4 AGREEMENT BINDING, ASSIGNMENT. This Agreement shall be binding and deemed effective when executed by Pledgor and accepted and executed by Bank.
This Agreement shall bind and inure to the benefit of the respective successors and assigns of each of the parties; provided, however, that Pledgor may not assign this Agreement or any rights hereunder without Bank's prior written consent and any prohibited assignment shall be absolutely void. No consent to an assignment by Bank shall release Pledgor from its obligations to Bank. Bank may assign this Agreement and its rights and duties hereunder. Bank reserves the right to sell, assign, transfer, negotiate or grant participations in all or any part of, or any interest in, Bank's rights and benefits hereunder. In connection therewith, Bank may disclose all documents and information which Bank now has or hereafter may have relating to Pledgor or Pledgor's business.

     13.5 ARTICLE AND SECTION HEADINGS. Article and section headings and article and section numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each articulate and section applies equally to this entire Agreement.

                                      -13-

     13.6 CONSTRUCTION. Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against Bank or Pledgor, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of all parties hereto.

     13.7 SEVERABILITY. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

     13.8 AMENDMENTS. This Agreement may be modified only by a written agreement signed by Pledgor and the Bank.

     13.9 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall constitute an original, and all of which together shall constitute one and the same document.

     13.10 ENTIRE AGREEMENT. This Agreement and the other Loan Documents contain the entire agreement concerning the subject matter of the Loan Documents and supersede all prior and contemporaneous negotiations, agreements, statements, understandings, terms, conditions, representations and warranties, whether oral or written, by and among the Bank, Borrower and Pledgor concerning the Loan which is the subject matter of this Agreement and the Loan Documents.

     13.11 NO WAIVER BY BANK. No waiver by the Bank of any of its rights or remedies in connection with any of the terms or conditions of this Agreement shall be effective unless such waiver is in writing and signed by the Bank.

     13.12 WAIVER OF JURY TRIAL. BANK AND PLEDGOR HEREBY VOLUNTARILY
UNCONDITIONALLY AND IRREVOCABLY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE
LAW, TRIAL BY JURY IN ANY LITIGATION ARBITRATION OR PROCEEDING IN A STATE OR
FEDERAL COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS
AGREEMENT OR THE OBLIGATIONS, OR ANY INSTRUMENT OR DOCUMENT DELIVERED IN
CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, OR THE
VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT THEREOF, OR ANY
OTHER CLAIM OR DISPUTE HOWSOEVER ARISING (INCLUDING TORT AND CLAIMS FOR BREACH
OF DUTY), BETWEEN BANK AND PLEDGOR.

                       /s/ HJR
                   ----------------               ----------------
                       Initials                       Initials

                                      -14-

     IN WITNESS WHEREOF, Pledgor and Bank have executed and delivered this
Agreement on the date first hereinabove written.

PLEDGOR:                                        BANK:

GREENHILL FUND MANAGEMENT COMPANY LLC,          FIRST REPUBLIC BANK,
A DELAWARE LIMITED LIABILITY COMPANY            A CALIFORNIA BANKING CORPORATION

                                                BY: /s/ Scott McCrea
                                                    ----------------------------

BY: /s/ Harold J. Rodriguez, Jr.
    ------------------------------
    HAROLD J. RODRIGUEZ, JR.                    ITS: Managing Director
    CHIEF FINANCIAL OFFICER                         ----------------------------

                                      -15-

                                    EXHIBIT A

                              TO SECURITY AGREEMENT

                     (GREENHILL FUND MANAGEMENT COMPANY LLC)

     A.   The term "Greenhill Funds" shall include without limitation the following entities:

          1.   Greenhill Capital Partners, L.P

          2.   Greenhill Capital Partners (Cayman), L.P.

          3.   Greenhill Capital Partners (Executives), L.P.

     B.   The term "Collateral" shall include the following:

          1. All present and future accounts and other amounts owed as
Management Fees to Pledgor by each and every one of the Greenhill Funds pursuant to the Management Agreement among the Pledgor and the Greenhill Funds dated June
30, 2000 (collectively the "Management Fees").

          2. All other amounts owed to Pledgor in connection with Management
Agreement.

          3. All general intangibles evidencing any of the Management Fees.

          4. All deposit accounts which contain proceeds of the foregoing assets.

          5. All proceeds of the foregoing assets.

          6. Pledgor's Books related to any of the foregoing assets.

                                    Exhibit A